REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made as of August __, 2003, by and between Axiom Pharmaceuticals, Inc., a Nevada corporation (the "Company"), and those persons whose names appear on Schedule A, as such Schedule A is amended from time to time (collectively, the "Investors").

                                   WITNESSETH:


         WHEREAS, the Company has entered into a Securities Purchase Agreement, dated August 21, 2003, with each of the Investors (the "Purchase Agreement"), pursuant to which each Investor has agreed to purchase units ("Units") as set forth in the Purchase Agreement. Each Unit is comprised of one share of the Company's Series A Convertible Preferred Stock, $.001 par value per share ("Series A Preferred Stock"), and a stock purchase warrant (a "Warrant") to purchase one share of Common Stock (defined below), for $3.00, subject to adjustment; and

         WHEREAS, as a condition to the consummation of the transactions contemplated by the Purchase Agreement, the Company has agreed to grant certain registration rights to the Investors on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

         1. Definitions. The following terms used in this Agreement shall have the meanings set forth below:

                  1.1 "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  1.2 "Common Stock" shall mean the common stock, par value $.001 per share, of the Company, or in the case of a conversion, reclassification or exchange (or any other adjustment or readjustment under Section 5 of the Warrants) of such shares such Common Stock, shares of the stock issued or issuable in respect of such shares of Common Stock, and all provisions of this Agreement shall be applied appropriately thereto and to any stock resulting therefrom.

                  1.3 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  1.4 "Form SB-2" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

                  1.5 "Other Stockholders" means any other stockholders of the Company (including any other investors) who are granted registration rights that would affect the rights granted to the Investors under this Agreement.

                  1.6 "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  1.7 "Register," "Registered" and "Registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement by the Commission.

                  1.8 "Registrable Securities" means the shares of Common Stock issuable upon the conversion of the Series A Preferred Stock and/or the exercise of the Warrants purchased pursuant to the Purchase Agreement.

                  1.9 "Registration Expenses" means all expenses incurred by the Company in compliance with Section 3 of this Agreement, including, without limitation, all registration and filing fees, listing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, blue sky fees and expenses, the expenses of any special audits incident to or required by any such registration and the expense of any "comfort letters" (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                  1.10 "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  1.11 "Selling Expenses" means all selling commissions or underwriter's discounts applicable to the sale of Registrable Securities.

         2. Registration.

                  2.1 The Company will file, within 45 days of the date of this Agreement (the "Filing Date"), a registration statement on Form SB-2 (or such other form as is appropriate) registering the offer and sale of the Registrable Securities by the holders thereof and containing the "Plan of Distribution" attached hereto as Schedule B.

                  2.2 If the registration statement is not filed by the Filing Date or is not declared effective by the Commission within 135 days of the date of this Agreement (any such failure or breach being referred to as an "Event", and the date on which such Event occurs being referred to as "Event Date"), then, on the Event Date and on the date of every monthly anniversary thereof until the Event is cured, the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty, equal to 2.0% of the amount paid by such Investor pursuant to the Purchase Agreement for the Registrable Securities purchased by such Investor. If the Company fails to pay any liquidated damages pursuant to this Section 2.2 in full within three days after the date payable, the Company will pay to the Investor interest thereon at the rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law), accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

         3. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement will be borne by the Company, and all Selling Expenses will be borne by the Investors.

         4. Registration Procedures.

                  4.1 With respect to the registration effected by the Company pursuant to this Agreement, the Company will confirm initiation of the registration by giving written notice of initiation and completion thereof to all of the Investors and will, at its expense:

                           (a)  Keep  the  registration  statement  continuously
effective for a period of 24 months
or until all of the Registrable Securities are freely tradable under the Securities Act, whichever occurs first; provided, however, that the Company will keep such registration effective for longer than 24 months if the costs and expenses associated with such extended registration are borne by the selling
Investors; and provided further that in the case of any registration of Registrable Securities on Form SB-2 which are intended to be offered on a continuous or delayed basis, such 24-month period shall, at the cost and expense of the Company, be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided, further, that applicable rules and regulations under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information otherwise required to be included in such post-effective amendment covered by (y) and (z) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

                           (b)  Prepare  and  file  with  the  Commission   such
amendments and supplements to such
registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                           (c) Furnish such  number of  prospectuses  and  other
documents incident thereto, including any amendment of or supplement to the prospectus, as an Investor from time to time may reasonably request;

                           (d)  Notify  each  seller of  Registrable  Securities
covered by the registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of









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

any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                           (e) List all such Registrable  Securities  registered
in the registration on each securities exchange or automated quotation system on which the Common Stock of the Company is then listed;

                           (f) Provide a transfer  agent and  registrar  for all
Registrable Securities and a CUSIP number for all such Registrable Securities, not later than the effective date of the registration;

                           (g) Make available for inspection by any Investor and
any attorney or accountant retained by any such Investor, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such Investor, attorney or accountant in connection with the registration statement;

                           (h) Furnish to each selling  Investor  upon request a
signed counterpart, addressed to each such selling Investor, of

                                    (i) an opinion of counsel  for the  Company,
                           dated the effective date of the registration statement in form reasonably acceptable to such Investor and its counsel, and

                                    (ii)   "comfort"   letters   signed  by  the
                           Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering such matters as are customarily covered in opinions of issuer's counsel and accountants' "comfort" letters delivered to underwriters in underwritten public offerings of securities;

                           (i) Furnish to each selling  Investor  upon request a
copy of all documents filed with and all correspondence from or to the Commission in connection with the offering; and

                           (j) Make  available to its  stockholders,  as soon as
reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                  4.2 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement in respect of the Registrable Securities of any Investor that such Investor shall furnish to the Company such information regarding itself and the Registrable Securities held by it as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

                  4.3 In connection with the preparation and filing of the registration statement under this Agreement, the Company will give the Investors on whose behalf such Registrable Securities are to be registered and their respective counsel and accountants the opportunity to review and make comments to the registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each such Investor such access to the Company's books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified the Company's financial statements, as shall be necessary, in the opinion of such Investors or their counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act.


         5.       Indemnification.

                  5.1 To the extent permitted by law, the Company will indemnify and hold harmless each Investor, each of its officers, directors and partners, and each Person, if any, controlling such Investor, against all losses, claims, damages and liabilities (or actions, proceedings or settlements in respect thereof), joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement, or any misstatement of a material fact or alleged misstatement of a material fact contained in the registration statement, including any prospectus, offering circular or other document, notification or the like, or any amendments or supplements thereto, or arise out of or are based upon the omissions or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with the registration, qualification or compliance; and will reimburse each such Investor, each of its officers, directors and partners, and each Person, if any, controlling such Investor, for any legal or other expenses reasonably incurred and as incurred by them in connection with investigating or defending or settling any such loss, claim, damage, liability, or action; provided, however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission or misstatement or alleged misstatement made in reliance upon and based upon written information furnished to the Company expressly for use in connection with such registration by any such Investor or controlling Person.

                  5.2 To the extent permitted by law, each Investor severally but not jointly will, if Registrable Securities held by such Investor are included in the securities as to which the registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers who have signed the registration statement, each Person, if any, who controls the Company (other than such Investor), each other such Investor and each of their officers, directors and partners, and each Person controlling such Investor or other stockholder, against all losses, claims, damages and liabilities (or actions, proceedings or settlements in respect thereof) to which the Company or any such director, officer, controlling Person, agent or attorney may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or misstatement of a material fact or alleged misstatement of a material fact contained in the registration statement, including any prospectus or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission or misstatement or alleged misstatement was made in such registration statement, prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information with respect to such Investor furnished by such Investor expressly for use in connection with such registration; and each such Investor will reimburse any legal or other expenses reasonably incurred by the Company, each of its directors and officers, each other Investor and each of their officers, directors and partners and each Person controlling such other Investor or other stockholder for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, or action, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is made in the registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Investor and stated to be specifically for use therein. Notwithstanding anything to the contrary contained herein, no Investor shall be liable under this Section 5.2 for any amount in excess of the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such registration statement.

                  5.3 Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party may reasonably be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expense and fees of such separate counsel and other expenses relating to such participation to be reimbursed by the indemnifying party as incurred. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall not relieve such indemnifying party of liability to the indemnified party under this paragraph, but such liability shall be reduced in accordance with the extent of such prejudice.

         6. Information by the Investor. Each Investor holding Registrable Securities to be included in the registration will furnish to the Company such information regarding such Investor and the distribution proposed by such Investor as the Company may reasonably request in writing and as may be reasonably required by applicable law in connection with any registration, qualification or compliance referred to in this Agreement.

         7. Transfer or Assignment. The rights to cause the Company to register securities granted by the Company under this Agreement may be assigned or otherwise transferred by any Investor or by any subsequent transferee of any such rights without the written consent of the Company.

         8. No Conflict of Rights. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Investors in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities which grants or modifies any existing agreement with respect to its securities to grant to any holder of its securities in connection with an incidental registration of such securities equal or higher priority to the rights granted to the Investors in this Agreement.

         9. Exchange Act Compliance. So long as the Company remains subject to the reporting requirements of the Exchange Act, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, if applicable or
(c) any similar rules or regulations hereunder adopted by the Commission. Upon the request of any Investor holding Registrable Securities, the Company will deliver to such Investor a written statement as to whether it has complied with such requirements.

         10. Miscellaneous.

                  10.1 Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any person, or which such person is prohibited from taking, such provision will be applicable whether such action is taken directly or indirectly by such person.

                  10.2 Governing Law. This Agreement will be deemed to have been made and delivered in New York, New York and will be governed as to validity, interpretation, construction, effect and all other respects by internal laws of the State of New York. The Company and Investor agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively before the American Arbitration Association. The arbitrator shall render a written opinion. Any award the arbitrator makes shall be final and binding on both parties, and judgment on it may be entered in any court having jurisdiction. The arbitrator is authorized to award attorneys' fees and expenses to the prevailing party in any such arbitration.


                  10.3 Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and may not be deemed to constitute a part thereof.

                  10.4 Notices. All communications and notices under this Agreement must be in writing and delivered by hand or mailed by overnight courier that can provide receipt of delivery or by registered or certified mail, postage prepaid:



         If to the Company:   That Ngo, CEO
                              Axiom Pharmaceuticals, Inc.
                              8324 Delgany Avenue
                              Playa del Rey, California 90293

         If to any Investor:  To the address set forth in the Purchase Agreement


                  10.5 Successor an Assigns. This Agreement will inure to the benefit of and be binding upon the successors and assigns of each of the parties.

                  10.6 Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior agreements or understandings with respect to the subject matter hereof among such parties.

                  10.7 Counterparts; Fax Execution. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will be considered one and the same agreement. This Agreement may be executed by fax delivery of a signed signature page to the other parties and such fax execution will be effective for all purposes.

                  10.8 Severability. Any provision of this Agreement which is determined to be illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof which shall be severable and enforceable according to their terms and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.



                            [SIGNATURE PAGE FOLLOWS]

         EXECUTED:

                              Axiom Pharmaceuticals, Inc



                              By:
                                   -------------------------------------
                                   Name: That Ngo
                                   Title:  Chief Executive Officer


                              GRYPHON MASTER FUND, L.P.

                              By:  Gryphon Partners, L.P., its General Partner

                              By:  Gryphon Management Partners, L.P.,
                                      its General Partner

                              By:  Gryphon Advisors, LLC,
                                       its General Partner

                              By:
                                   ----------------------------------
                                   Warren W. Garden, Authorized Agent

                                   SCHEDULE A
                                   ----------
                                LIST OF INVESTORS


Gryphon Master Fund, L.P.

                                   SCHEDULE B
                              PLAN OF DISTRIBUTION

         We are registering the shares of common stock on behalf of the selling stockholders. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market prices, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected at various times in one or more of the following transactions, or in other kinds of transactions:

     o transactions on any national securities exchange or U.S. inter-dealer system of a registered national securities association on which the common stock may be listed or quoted at the time of sale;

     o    in the over-the-counter market;

     o in private transactions and transactions otherwise than on these exchanges or systems or in the over-the-counter market;

     o    in connection with short sales of the shares;

     o    by pledge to secure or in payment of debt and other obligations;

     o through the writing of options, whether the options are listed on an options exchange or otherwise;

     o in connection with the writing of non-traded and exchange-traded call options, in hedge transactions and in settlement of other transactions in standardized or over-the-counter options; or

     o    through a combination of any of the above transactions.

         Each selling stockholder and its successors, including its transferees, pledgees or donees or their successors, may sell the common stock directly to the purchaser or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions from the selling stockholder or the purchaser. These discounts, concessions or commissions as to any particular underwriter, broker-dealer or agent may be in excess of those customary in the types of transactions involved.

         In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 of the Securities Act may be sold under Rule 144 rather than pursuant to this prospectus.

         We entered into a registration rights agreement for the benefit of the selling stockholders to register the common stock under applicable federal and state securities laws. The registration rights agreement provides for cross-indemnification of the selling stockholders and us and our respective directors, officers and controlling persons against specific liabilities in connection with the offer and sale of the common stock, including liabilities under the Securities Act. We will pay substantially all of the expenses incurred by the selling stockholders incident to the registration of the offering and sale of the common stock.